TRUST AGREEMENT

                                      among

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                  as Depositor

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                               as Co-Owner Trustee

                           Dated as of March 1, 1999

        UNITED NATIONAL HOME LOAN ASSET-BACKED SECURITIES, SERIES 1999-1






                                TABLE OF CONTENTS

                                                                       PAGE

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.Capitalized Terms...........................................1
Section 1.02.Other Definitional Provisions...............................3

                                   ARTICLE II
                                  ORGANIZATION

Section 2.01.Name........................................................3
Section 2.02.Office......................................................4
Section 2.03.Purposes and Powers.........................................4
Section 2.04.Appointment of Owner Trustee................................4
Section 2.05.Initial Capital Contribution of Owner Trust Estate..........4
Section 2.06.Declaration of Trust........................................5
Section 2.07.Liability of the Owners.....................................5
Section 2.08.Title to Trust Property.....................................5
Section 2.09.Situs of Trust..............................................5
Section 2.10.Representations and Warranties of the Depositor.............5
Section 2.11.Federal Income Tax Allocations..............................6

                                   ARTICLE III
                   THE CERTIFICATES AND TRANSFER OF INTERESTS

Section 3.01.Initial Ownership...........................................7
Section 3.02.The Certificates............................................7
Section 3.03.Execution, Authentication and Delivery of Certificates......7
Section 3.04.Registration of Transfer and Exchange of Certificates.......8
Section 3.05.Mutilated, Destroyed, Lost or Stolen Certificates...........9
Section 3.06.Persons Deemed Owners.......................................9
Section 3.07.Access to List of Owners' Names and Addresses...............9
Section 3.08.Maintenance of Office or Agency.............................9
Section 3.09.Appointment of Paying Agent................................10
Section 3.10.[RESERVED].................................................10
Section 3.11.[RESERVED].................................................10
Section 3.12.[RESERVED].................................................10
Section 3.13.Definitive Certificates....................................10
Section 3.14.Restrictions on Transfer...................................11

                                   ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

Section 4.01.Certain Restrictions.......................................14
Section 4.02.Action by Owners with Respect to Certain Matters...........17
Section 4.03.Action by Owners with Respect to Bankruptcy................17
Section 4.04.Restrictions on Owners' Power..............................17
Section 4.05.Majority Control...........................................17

                                    ARTICLE V
                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01.Certificate Distribution Account...........................17
Section 5.02.Application of Trust Funds.................................18
Section 5.03.Method of Payment..........................................20
Section 5.04.Segregation of Moneys; No Interest.........................21
Section 5.05.Capital Contributions......................................21
Section 5.06.Accounting and Reports to the
              Certificateholders, the Owners, the
              Internal Revenue Service and Others.......................21
Section 5.07.Signature on Returns Tax Partner...........................22

                                   ARTICLE VI
                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01.General Authority..........................................22
Section 6.02.General Duties.............................................22
Section 6.03.Action upon Instruction....................................22
Section 6.04.No Duties Except as
             Specified in this Agreement, the Basic Documents
             or in Instructions.........................................23
Section 6.05.No Action Except Under Specified
             Documents or Instructions..................................24
Section 6.06.Restrictions...............................................24

                                   ARTICLE VII
                          CONCERNING THE OWNER TRUSTEE

Section 7.01.Acceptance of Trusts and Duties............................24
Section 7.02.Furnishing of Documents....................................25
Section 7.03.Representations and Warranties.............................25
Section 7.04.Reliance; Advice of Counsel................................26
Section 7.05.Not Acting in Individual Capacity..........................27
Section 7.06.Owner Trustee Not Liable for Certificates or Home Loans....27
Section 7.07.Owner Trustee May Own Certificates and Notes...............27
Section 7.08.Licenses...................................................28

                                  ARTICLE VIII
                          COMPENSATION OF OWNER TRUSTEE

Section 8.01.Owner Trustee's Fees and Expenses..........................28
Section 8.02.Indemnification............................................28
Section 8.03.Payments to the Owner Trustee..............................29

                                   ARTICLE IX
                         TERMINATION OF TRUST AGREEMENT

Section 9.01.Termination of Trust Agreement.............................29

                                    ARTICLE X
             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01.    Eligibility Requirements for Owner Trustee............30
Section 10.02.    Resignation or Removal of Owner Trustee...............30
Section 10.03.    Successor Owner Trustee...............................31
Section 10.04.    Merger or Consolidation of Owner Trustee..............32
Section 10.05.    Appointment of Co-Trustee or Separate Trustee.........32

                                   ARTICLE XI
                                  MISCELLANEOUS

Section 11.01.    Supplements and Amendments............................33
Section 11.02.    No Legal Title to Owner Trust Estate in Owners........34
Section 11.03.    Limitations on Rights of Others.......................35
Section 11.04.    Notices...............................................35
Section 11.05.    Severability..........................................35
Section 11.06.    Separate Counterparts.................................35
Section 11.07.    Successors and Assigns................................35
Section 11.08.    No Petition...........................................36
Section 11.09.    No Recourse...........................................36
Section 11.10.    Headings..............................................36
Section 11.11.    Governing Law.........................................36
                           EXHIBITS

EXHIBIT A                  Form of Class A-IO Certificate
EXHIBIT B                  Form of  Class B Certificates
EXHIBIT C                  Form of Residual Interest Certificate
EXHIBIT D                  Form of Certificate of Trust
EXHIBIT E                  [RESERVED]
EXHIBIT F1                 Form of Investment Letter
EXHIBIT F2                 Form of Investment Letter
EXHIBIT G                  Form of ERISA Transfer Affidavit







          TRUST AGREEMENT, dated as of March 1, 1999, among Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, as Depositor (the "Depositor"), Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee") and U.S. Bank National Association, a national banking association, as Co-Owner Trustee (the "Co-Owner Trustee").

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

          Agreement: This Trust Agreement, as the same may be amended and supplemented from time to time.

          Business Trust Statute: Chapter 38 of Title 12 of I the Delaware Code, 12 Del. Codess.3801 et seq., as the same may be amended from time to time.

          Certificate: The Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4 or Residual Interest Certificate.

          Certificate Distribution Account: The meaning assigned to such term in Section 5.01.

          Certificate of Trust: The Certificate of Trust in the form of Exhibit D to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

          Certificate Register and Certificate Registrar: The register mentioned and the registrar appointed pursuant to Section 3.04.

          Certificateholder or Holder: A Person in whose name a Certificate is registered.

          Corporate Trust Office: With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Owners, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Owners).

          ERISA: The Employment Retirement Income Security Act of 1974, as amended.

          Expenses: The meaning assigned to such term in Section 8.02.

          Holder: The person in whose name a Certificate is registered in the Certificate Register.

          Non-U.S. Person: Any person other than a U.S. Person, as defined herein.

          Owner: The Holders of the Certificates.

          Owner Trust Estate: The Collateral (as defined in the Indenture), including the contribution of $1 referred to in Section 2.05 hereof.

          Paying Agent: The Co-Owner Trustee or any successor in interest thereto or any other paying agent or co-paying agent appointed pursuant to
Section 3.09 and authorized by the Issuer to make payments to and distributions from the Certificate Distribution Account, including payment of principal of or interest on the Certificates on behalf of the Issuer.

          Percentage Interest: With respect to a Certificate of any class, the portion of the Certificates of such Class as a whole evidenced by such single Certificate, expressed as a percentage rounded to five decimal places, equivalent to a fraction, the numerator of which is the Class Principal Balance (or, in the case of the Class A-IO Certificates, Class Notional Balance) represented by such single Certificate of such Class as of the Closing Date and the denominator of which is the Original Certificate Principal Balance (or in the case of the Class A-IO Certificates, the aggregate Class Notional Balance of the Class A-IO Certificates as of the Closing Date) of such Class. The Residual Interest Certificate will be issued as a single Certificate evidencing 100% of the Percentage Interest thereof.

          Plan: The meaning assigned to such term in Section 3.14.

          Prospective Owner: The meaning set forth in Section 3.14(a).

          Sale and Servicing Agreement: The Sale and Servicing Agreement dated as of the date hereof, among the Trust, the Depositor, the Seller, the Indenture Trustee, the Co-Owner Trustee, the Custodian and the Servicer, as such may be amended or supplemented from time to time.

          Secretary of State: The Secretary of State of the State of Delaware.

          Treasury Regulations: Regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          Trust: The trust established by this Agreement.

          U.S. Person: A person who is (i) a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or, (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

          Section 1.02 Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II
                                 ORGANIZATION

          Section 2.01 Name. The Trust created hereby shall be known as "United National Home Loan Owner Trust 1999-1," in which name the Owner Trustee, on behalf of the Trust, shall have the power and authority and is hereby authorized to conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

          Section 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office.

          Section 2.03. Purposes and Powers. The purpose of the Trust is to engage in the following activities:

               (i) to issue the Notes pursuant to the Indenture, to authorize, execute, issue and deliver the Certificates pursuant to this Agreement and to sell such Notes;

               (ii) with the proceeds of the sale of the Notes, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor;

               (iii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement and this Agreement any portion of the Owner Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture or the Sale and Servicing Agreement;

               (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

               (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

               (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions and payments to the Owners and the Noteholders. The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

          Section 2.04 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein. The Owner Trustee is hereby authorized to file the Certificate of Trust with the Secretary of State.

          Section 2.05. Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Holder of the Residual Interest Certificates shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

          Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. The provisions of this Agreement shall be construed, and the affairs of the Trust shall be conducted, so as to achieve treatment of the Trust for federal income tax purposes as (i) an entity that is disregarded for federal income tax purposes if the Certificates are owned by a single beneficial Owner, (ii) a grantor trust through which the Class A-IO Certificate shall be accounted for as a participation in the Home Loans if the Class A-IO Certificate is held by someone other than the Residual Interest Certificateholder and all of the other Certificates are held by a single Owner, or (iii) a partnership, to the extent the Certificates other than Class A-IO Certificate are owned by more than one beneficial Owner. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Trust shall not elect to be treated as an association taxable as a corporation for any income or franchise tax purpose.

          Section 2.07. Liability of the Owners. Subject to Sections 2.05 and 5.02(d), no Owner shall have any personal liability for any liability or obligation of the Trust.

          Section 2.08. Title to Trust Property. (a) Subject to the Indenture, legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, the Co-Owner Trustee and/or a separate trustee, as the case may be.

          (b) The Owners shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

          Section 2.09 Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware, except with respect to the Co-Owner Trustee. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware, and payments will be made by the Trust only from Delaware or New York, except with respect to the Co-Owner Trustee. The only office of the Trust will be at the Corporate Trust Office in Delaware.

          Section 2.10. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee:

               (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

               (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

               (iii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

               (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

               (v) There are no proceedings or investigations pending or notice of which has been received in writing before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

               (vi) The representations and warranties of the Depositor in
          Section 3.06 of the Sale and Servicing Agreement are true and correct.

          Section 2.11 Federal Income Tax Allocations. So long as all of the Certificates are held by a single Holder, the Trust shall be treated as an entity that is disregarded for federal income tax purposes and the Owner of the Certificates shall be treated as owning the Certificates subject to the debt. If the Class A-IO Certificate is held by someone other than the Residual Interest Certificateholder and all of the other Certificates are held by a single Owner, the Class A-IO Certificate shall be accounted for as a participation in the Home Loans through a grantor trust.

          To the extent the Certificates other than Class A-IO Certificate are owned by more than one beneficial Owner, the Trust shall be treated as a partnership whose assets are the Home Loans, exclusive of the rights of the Class A-IO Certificate to certain interest amounts, that are subject to the liabilities of the Notes. A Certificateholder, other than a Class A-IO Certificateholder or the Residual Interest Certificateholder, shall be treated as receiving a guaranteed payment and allocated income equal to the amount of its stated Certificate Rate and its share of losses resulting in a write-down of its balance. The Residual Interest Certificateholder, in addition to any income, shall be allocated taxable income equal to the stated rate of interest on the Certificates (other than the Residual Interest Certificate) that it holds plus an amount of net income or loss not otherwise allocated. All excess liabilities shall be allocated to the Residual Interest Certificateholder as provided for in Treas. Reg. Section 1.752-3. Unless otherwise required, any discount on a Certificate other than a Class A-IO Certificate or the Residual Interest Certificate shall result in additional allocation of income equal to the discount that would accrue if the Certificate were treated as a debt instrument for federal income tax purposes.

                                  ARTICLE III

                  THE CERTIFICATES AND TRANSFER OF INTERESTS

          Section 3.01 Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Certificates, the Depositor shall be the sole Owner of the Trust.

          Section 3.02. The Certificates. The Certificates (other than the Class A-IO Certificates) shall be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Class A-IO Certificates shall be issued in minimum Percentage Interests of 20%. The Residual Interest Certificate shall be issued as a single Certificate in definitive, fully registered form, representing 100% of the Percentage Interest in such Certificate. The Certificates shall be executed in the name of and on behalf of the Trust by manual or facsimile signature of an Officer of the Owner Trustee and the Owner Trustee shall have power and authority, and is hereby authorized and empowered, in the name and on behalf of the Trust, to authorize, execute, authenticate, issue, and deliver the Certificates. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

          A transferee of a Certificate shall become an Owner, and shall be entitled to the rights and subject to the obligations of an Owner hereunder and under the Sale and Servicing Agreement, upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.04.

          Section 3.03 Execution, Authentication and Delivery of Certificates. Concurrently with the initial sale of the Home Loans to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee in the name and on behalf of the Trust, shall have power and authority, and is hereby authorized and empowered to, and shall, cause the Certificates of each Class representing 100% of the Percentage Interests of the beneficial ownership in the Trust to be executed, authenticated, issued and delivered or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. Thereupon, such Certificates(s) shall be duly authorized, validly issued, and entitled to the benefits of this Agreement. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or B, executed by the Owner Trustee or the Administrator, as the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Section 3.04. Registration of Transfer and Exchange of Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Administrator shall be the initial Certificate Registrar.

          Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Administrator as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of an Owner, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

          Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Owner or his attorney duly authorized in writing. In addition, each Certificate presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the Prospective Owner certifying as to the representations set forth in Section 3.14(a) and (b). Each Certificate surrendered for registration of transfer or exchange shall be canceled and disposed of by the Owner Trustee in accordance with its customary practice.

          No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Certificates for a period of 15 days preceding the due date for any payment with respect to the Certificates.

          Section 3.05 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Administrator as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 3.06. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

          Section 3.07. Access to List of Owners' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Issuer and the Depositor, within 15 days after receipt by the Owner Trustee of a request therefor from the Issuer, the Depositor or the Indenture Trustee in writing, a list, in such form as the Servicer, the Depositor or the Indenture Trustee may reasonably require, of the names and addresses of the Owners as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates together evidencing not less than 25% of the aggregate Certificate Principal Balance of the Certificates apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Owner, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar, the Co-Owner Trustee or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          Section 3.08. Maintenance of Office or Agency. The Owner Trustee shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Administrator's office in New York as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          Section 3.09. Appointment of Paying Agent. The Owner Trustee hereby appoints the Co-Owner Trustee as Paying Agent under this Agreement. The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.02 hereof and Section 5.05 of the Sale and Servicing Agreement and shall report the amounts of such distributions to the Owner Trustee. The Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. In the event that the Co-Owner Trustee shall no longer be the Paying Agent hereunder, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Owners in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Owners. The Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Co-Owner Trustee also in its role as Paying Agent, for so long as the Co-Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything herein to the contrary, the Co-Owner Trustee and the Paying Agent shall be the same entity as the Indenture Trustee under the Indenture and the Sale and Servicing Agreement unless an Indenture Event of Default has occurred and is continuing and the Indenture Trustee determines that a conflict of interest exists or will exist if the Indenture Trustee continues to act as Co-Owner Trustee and Paying Agent. In such event, the Co-Owner Trustee and the Paying Agent shall resign and the Owner Trustee shall assume the duties and obligations of the Co-Owner Trustee and the Paying Agent hereunder and under the Sale and Servicing Agreement.

          Section 3.10. [RESERVED]

          Section 3.11. [RESERVED]

          Section 3.12.  [RESERVED]

          Section 3.13. Definitive Certificates. The Residual Interest Certificate will be a single Certificate in definitive, fully registered form. The Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

          Section 3.14. Restrictions on Transfer. The provisions of paragraphs
(a) through (f) below shall apply to each transfer or proposed transfer of a Certificate other than a transfer by the Depositor to an affiliate thereof that is a U.S. Person or to United National Bank or an affiliate thereof that is a U.S. Person.

          (a) Each prospective purchaser and any subsequent transferee of a Certificate (each, a "Prospective Owner") other than the Depositor, an affiliate thereof, United National Bank or an affiliate thereof shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

               (i) Such Person is duly authorized to purchase the Certificates and its purchase of investments having the characteristics of the Certificates is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor.

               (ii) Such Person understands that each holder of a Certificate, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Trust Agreement (as defined herein).

          (b) Each Prospective Owner other than the Depositor, an affiliate thereof, United National Bank or an affiliate thereof of a Certificate, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

                    (i) Such Person is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of the such Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act.

                    (ii) It understands that such Certificates have not been registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only (A) pursuant to a Registration Statement which has been declared effective under the Securities Act, or (B) for so long as such Certificates are eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom the seller reasonably believes is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act that is purchasing such Certificates for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, in each case in compliance with the requirements of the Trust Agreement. It also understands that an employee benefit plan subject to ERISA or Section 4975 of the Code, and entities using the assets of any such employee benefit plan, are prohibited from acquiring the Certificates (except to the extent that an exemption from such prohibition is available, as described herein).

                    (iii) Such person understands that each Certificate bears a legend to the following effect:

                    THE INTEREST IN THE TRUST REPRESENTED BY THIS
                    CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, THE DEPOSITOR, AN AFFILIATE THEREOF, UNITED NATIONAL BANK OR AN AFFILIATE THEREOF) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

                    NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a) OF THE CODE; (II) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR
                    SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN
                    SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (III) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

                    THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR A CERTIFICATE STATING THAT SUCH TRANSFEREE (A) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS CERTIFICATE; (B) IS NOT AN ENTITY THAT WILL HOLD THIS CERTIFICATE AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; AND (C) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT ITS PERCENTAGE INTEREST OF THE TAXABLE INCOME RELATING TO THIS CERTIFICATE.

          (c) No transfer of a Certificate shall be made to any Person unless the Owner Trustee has received a certificate from the transferee, substantially in the form of Exhibit G hereto, to the effect that such transferee (i) is not a person which is an employee benefit plan, trust or account subject to Title I of ERISA or Section 4975 of the Code or a governmental plan, defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "Plan"), (ii) is not an entity, including an insurance company separate account or general account, whose underlying assets include Plan assets by reason of a Plan's investment in the entity and (iii) such a person is a U.S. Person.

          (d) By its acceptance of a Certificate, each Prospective Owner agrees and acknowledges that no legal or beneficial interest in all or any portion of any Certificate may be transferred directly or indirectly to an entity that holds securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee").

          (e) Subject to paragraph (f) below, the Owner Trustee shall not execute, and shall not countersign and deliver, a Certificate in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee a certificate, substantially in the form attached as Exhibit F1 to this Agreement, signed by the transferee, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Certificate to book-entry nominees, and an agreement by the transferee that it will not transfer a Certificate without providing to the Owner Trustee a certificate substantially in the form attached as Exhibit F1 to this Agreement.

          (f) Notwithstanding paragraph (e) above, in the event that the Depositor, an affiliate thereof, United National Bank or an affiliate thereof pledges, mortgages, assigns or otherwise grants any security interest in the Certificate to any person (each, a "Pledgee"), the Owner Trustee may execute, countersign and deliver a Certificate to such Pledgee, provided that such Pledgee shall have delivered to the Owner Trustee a Certificate signed on behalf of the Pledgee substantially in the form attached as Exhibit F2 to this Agreement.

                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

          Section 4.01 Certain Restrictions. (a) With respect to the following matters, the Owner Trustee shall not take action, and the Owners shall not direct the Owner Trustee to take any action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Owners in writing of the proposed action and the Owners shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Owners have withheld consent or the Owners have provided alternative direction with respect to the following matters:

                    (i) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Home Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Home Loans);

                    (ii) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

                    (iii) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is required;

                    (iv) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Owners;

                    (v) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

                    (vi) the consent to the calling or waiver of any default of any Basic Document;

                    (vii) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document;

                    (viii) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

                    (ix) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

                    (x) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

                    (xi) do any act that conflicts with any other Basic Document; (xii) do any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;

                    (xiii) confess a judgment against the Trust;

                    (xiv) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

                    (xv) cause the Trust to lend any funds to any entity; or

                    (xvi) change the Trust's purpose and powers from those set forth in this Trust Agreement.

     In addition, the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor and United National Bank.

          (b) The Trust and each Certificateholder shall comply with the following covenants:

                    (i) Neither the Owner Trustee nor any Certificateholder shall cause the funds and other assets of the Trust to be commingled with those of any other individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                    (ii) Neither the Owner Trustee nor any Certificate holder shall cause the Trust to be, become or hold itself out as being liable for the debts of any other party, and neither the Trust nor any Certificateholder shall act as agents for each other. The Trust shall not guarantee the indebtedness of or make loans to any Certificateholder. No Certificateholder may guarantee the indebtedness of or make loans to the Trust or hold itself out as being liable for the debts of the Trust.

                    (iii) Neither the Owner Trustee nor any Certificateholder shall cause the Trust (A) to act other than solely in its Trust name and through its duly authorized officers or agents in the conduct of its business, (B) to prepare all Trust correspondence otherwise than in the Trust name, (C) to conduct its business other than so as not to mislead others as to the identity of the entity with which they are conducting business; and no Certificateholder will be involved in the day-to-day management of the Trust.

                    (iv) The Owner Trustee shall maintain on behalf of the Trust all business trust records and books of account of the Trust and neither the Owner Trustee nor any Certificateholder shall cause the Trust to commingle its business trust records and books of account with the corporate records and books of account maintained by any Certificateholder or the Owner Trustee on behalf of the Trust shall reflect the separate existence of the Trust. The books of the Trust may be kept (subject to any provision contained in any applicable statutes) inside or outside the State of Delaware at such place or places as may be designated from time to time by the Owner trustee.

                    (v) The Trust shall take such formalities as may be necessary to authorize all of its actions as may be required by law.

                    (vi) The Owner Trustee shall cause the Trust to (1) conduct its business in an office separate from that of each Certificateholder, (2) maintain stationery separate from that of each Certificateholder, (3) except as expressly set forth herein, to pay its indebtedness, operating expenses, and liabilities from its own funds, and not to pay the indebtedness, operating expenses and liabilities of any other entity, (4) observe all statutory formalities under the Business Trust Statute, and (5) keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware.

          For accounting purposes, the Trust shall be treated as an entity separate and distinct from any Owner. The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto. This Agreement is and shall be the only agreement among the parties thereto with respect to the creation, operation and termination of the Trust.

          The Owner Trustee shall not have the power, except upon the direction of the Owners, and to the extent otherwise consistent with the Basic Documents, to (i) remove or replace the Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankruptcy or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust,
(vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of (ii) through (viii) above, a "Bankruptcy Action"). So long as the Indenture remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

          Section 4.02 Action by Owners with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of a majority of the Percentage of Interest of the Owners, to (a) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof, (b) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement,
(c) remove the Servicer under the Sale and Servicing Agreement pursuant to
Section 10.01 thereof, (d) redeem the Notes and purchase the Certificates pursuant to Section 11.02 of the Sale and Servicing Agreement or (e) sell the Home Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by a majority by Percentage Interest of the Owners.

          Section 4.03. Action by Owners with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Owners and the delivery to the Owner Trustee by each such Owner of a certificate certifying that such Owner reasonably believes that the Trust is insolvent.

          Section 4.04. Restrictions on Owners' Power. The Owners shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03 nor shall the Owner Trustee be obligated to follow any such direction, if given.

          Section 4.05 Majority Control. Except as expressly provided herein, any action that may be taken and any direction that may be given by the Certificateholders under this Agreement or under the Sale and Servicing Agreement may be taken or given only by the Certificateholders of each Class evidencing more than 50% of the aggregate Percentage Interests of all of the Certificates of such Class at the time such action is taken or such direction is given. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective only if signed by Holders of Certificates evidencing more than 50% of the aggregate Percentage Interests of the Certificates of each Class at the time of the delivery of such notice.

                                   ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

          Section 5.01 Certificate Distribution Account. All of the right, title and interest of the Co-Owner Trustee or Owner Trustee in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Owners and such other persons entitled to distributions therefrom. Except as otherwise expressly provided herein or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee or Co-Owner Trustee for the benefit of the Owners.

          The Certificate Distribution Account shall be subject to and established and maintained in accordance with the applicable provisions of the Sale and Servicing Agreement and this Agreement, including, without limitation, the provisions of Section 5.05 of the Sale and Servicing Agreement.

          Section 5.02 Application of Trust Funds. (a) Subject to Section 5.02(b), on each Payment Date, the Owner Trustee or Co-Owner Trustee shall direct the Paying Agent to distribute to the Holders of the Certificates, from amounts on deposit in the Certificate Distribution Account the following distributions in the following order of priority:

                    (i) to the Holders of the Class A-IO Certificates, the Class A-IO Certificateholder's Interest Distribution Amount for such Payment Date;

                    (ii) to the Holders of the Class B-1 Certificates, the Class B-1 Certificateholder's Interest Distribution Amount for such Payment Date;

                    (iii) to the Holders of the Class B-2 Certificates, the Class B-2 Certificateholder's Interest Distribution Amount for such Payment Date;

                    (iv) to the Holders of the Class B-3 Certificates, the Class B-3 Certificateholder's Interest Distribution Amount for such Payment Date;

                    (v) to the Holders of the Class B-4 Certificates, the Class B-4 Certificateholder's Interest Distribution Amount for such Payment Date;

                    (vi) to the Holders of the Class B-1 Certificates, to the extent of the Regular Principal Payment Amount, the amount necessary to reduce the Class Principal Balance thereof to the Class B-1 Optimal Principal Balance for such Payment Date;

                    (vii) to the Holders of the Class B-2 Certificates, to the extent of the Regular Principal Payment Amount, the amount necessary to reduce the Class Principal Balance thereof to the Class B-2 Optimal Principal Balance for such Payment Date;

                    (viii) to the Holders of the Class B-3 Certificates, to the extent of the Regular Principal Payment Amount, the amount necessary to reduce the Class Principal Balance thereof to the Class B-3 Optimal Principal Balance for such Payment Date;

                    (ix) to the Holders of the Class B-4 Certificates, to the extent of the Regular Principal Payment Amount, the amount necessary to reduce the Class Principal Balance thereof to the Class B-4 Optimal Principal Balance for such Payment Date;

                    (x) to the Holders of the Class B-1 Certificates, the applicable Deferred Amounts, until any accrued Allocable Loss Amount in respect of such Class has been paid in full;

                    (xi) to the Holders of the Class B-2 Certificates, the applicable Deferred Amounts, until any accrued Allocable Loss Amount in respect of such Class has been paid in full;

                    (xii) to the Holders of the Class B-3 Certificates, the applicable Deferred Amounts, until any accrued Allocable Loss Amount in respect of such Class has been paid in full;

                    (xiii) to the Holders of the Class B-4 Certificates, the applicable Deferred Amounts, until any accrued Allocable Loss Amount in respect of such Class has been paid in full;

                    (xiv) to the Servicer, any amounts due pursuant to Section 9.01(a) of the Sale and Servicing Agreement;

                    (xv) to the Co-Administrator, any fees or expenses of the Co-Administrator pursuant to Section 3 of the Administration Agreement; and

                    (xvi) to the Holder of the Residual Interest Certificate, the remainder.

          (b) Notwithstanding Section 5.02 (a), on any Payment Date, if the Cumulative Losses exceed and continue to exceed (i) with respect to the Due Period starting March 2002 and ending February 2003, 8.50% of the Original Pool Principal Balance; (ii) with respect to the Due Period starting March 2003 and ending February 2004, 11.25% of the Original Pool Principal Balance; (iii) with respect to the Due Period starting March 2004 and ending February 2005, 13.00% of the Original Pool Principal Balance and (iv) with respect to the Due Period starting March 2005 and ending February 2006, 14.00% of the Original Pool Principal Balance, then distributions on the Certificates will be made in the following order of priority:

                    (i) to the Holders of the Class A-IO Certificates, the Class A-IO Certificateholder's Interest Distribution Amount for such Payment Date;

                    (ii) to the Holders of the Class B-1 Certificates, the Class B-1 Certificateholder's Interest Distribution Amount for such Payment Date;

                    (iii) to the Holders of the Class B-2 Certificates, the Class B-2 Certificateholder's Interest Distribution Amount for such Payment Date;

                    (iv) to the Holders of the Class B-3 Certificates, the Class B-3 Certificateholder's Interest Distribution Amount for such Payment Date;

                    (v) to the Holders of the Class B-4 Certificates, the Class B-4 Certificateholder's Interest Distribution Amount for such Payment Date;

                    (vi) to the Holders of the Class B-1 Certificates, the Regular Principal Payment Amount or portion thereof, until the Class Principal Balance thereof has been reduced to zero;

                    (vii) to the Holders of the Class B-2 Certificates, the Regular Principal Payment Amount or portion thereof, until the Class Principal Balance thereof has been reduced to zero;

                    (viii) to the Holders of the Class B-3 Certificates, the Regular Principal Payment Amount or portion thereof, until the Class Principal Balance thereof has been reduced to zero;

                    (ix) to the Holders of the Class B-4 Certificates, the Regular Principal Payment Amount or portion thereof, until the Class Principal Balance thereof has been reduced to zero;

                    (x) to the Holders of the Class B-1 Certificates, the applicable Deferred Amounts, until any accrued Allocable Loss Amount in respect of such Class has been paid in full;

                    (xi) to the Holders of the Class B-2 Certificates, the applicable Deferred Amounts, until any accrued Allocable Loss Amount in respect of such Class has been paid in full;

                    (xii) to the Holders of the Class B-3 Certificates, the applicable Deferred Amounts, until any accrued Allocable Loss Amount in respect of such Class has been paid in full;

                    (xiii) to the Holders of the Class B-4 Certificates, the applicable Deferred Amounts, until any accrued Allocable Loss Amount in respect of such Class has been paid in full; and

                    (xiv) to the Servicer, any amounts due pursuant to Section 9.01(a) of the Sale and Servicing Agreement; (xv) to the Co-Administrator, any fees or expenses of the Co-Administrator pursuant to Section 3 of the Administration Agreement and; (xvi) to the Holder of the Residual Interest Certificate, the remainder.

          (c) On each Payment Date, the Owner Trustee shall cause the Paying Agent to send to each Holder of a Certificate the statement provided to the Owner Trustee by the Indenture Trustee pursuant to Section 6.01 of the Sale and Servicing Agreement with respect to such Payment Date.

          (d) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Owner Trustee or the Co-Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Owner), the Owner Trustee or the Co-Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that an Owner wishes to apply for a refund of any such withholding tax, the Owner Trustee or the Co-Owner Trustee shall reasonably cooperate with such owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

          Section 5.03 Method of Payment. Distributions required to be made to Owners on any Payment Date shall be made to each Owner of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Owner shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's Certificates in the aggregate evidence a denomination of not less than (i) for the Class A-IO Certificates, $10,000,000 of Class Notional Balance and (ii) for all Classes of Certificates other than the Class A-IO Certificates, $1,000,000, or, if not, by check mailed to such Owner at the address of such holder appearing in the Certificate Register.

          Section 5.04. Segregation of Moneys; No Interest. Subject to Sections
4.01 and 5.02, moneys received by the Owner Trustee or the Co-Owner Trustee hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law or the Sale and Servicing Agreement and shall be invested in Permitted Investments at the direction of the Holder of the Residual Interest Certificate. Neither the Owner Trustee nor the Co-Owner Trustee shall be liable for payment of any interest in respect of such moneys.

          Section 5.05. Capital Contributions. Any Certificateholder may make a capital contribution to the Trust to enable the Trust to carry out instructions of such Certificateholder (as provided in Section 4.02 hereof) or to enable the Trust to take actions specified herein or in the Sale and Servicing Agreement. The Co-Owner Trustee shall establish a separate trust account designated as the Capital Account for each Certificateholder for the deposit of such capital contributions. If one or more Certificateholders make capital contributions in the amount of the Termination Price to enable the Trust to redeem the Notes and purchase the Certificates in order to terminate the Sale and Servicing Agreement pursuant to Section 11.02 thereof, the Home Loans and other items redeemed pursuant to such termination, or the proceeds from the sale thereof, as directed by the Certificateholder(s) that made such capital contribution, shall be credited to the Capital Account of such Certificateholder(s) and shall be distributed to such Certificateholder(s). If any Certificateholder makes a capital contribution to enable the Trust to take any other action, any proceeds that result from such action in an amount up to the amount of the capital contribution shall, if so directed by the Certificateholder, be credited to such Certificateholder's Capital Account and shall be distributed to the Certificateholder that made such capital contribution.

          Section 5.06 Accounting and Reports to the Certificateholders, the Owners, the Internal Revenue Service and Others. The Owner Trustee or the Co-Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, and such books shall be maintained separate from those of any other entity and reflect the separate interest of the Trust, (b) deliver to each Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Owner to prepare its federal and state income returns, (c) file such tax return relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and accordance with Section 5.02(c) with respect to income or distributions to Owners. The Owner trustee shall not make the election provided under Section 754 of the Code.

          Section 5.07 Signature on Returns Tax Partner. The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust unless applicable law requires an Owner to sign such documents, in which case such documents shall be signed by the Residual Interest Certificateholder.

                                  ARTICLE VI

                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

          Section 6.01 General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Notes, the Certificates and the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Notes and the Certificates.

          Section 6.02. General Duties. It shall be the duty of:

          (a) the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder to the extent the Administrator, the Co-Owner Trustee or the Co-Administrator has agreed in the Administration Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator, the Co-Owner Trustee or the Servicer to carry out its obligations under the Administration Agreement or this Agreement, respectively; and

          (b) the Co-Administrator to obtain and preserve, the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate.

          Section 6.03 Action upon Instruction. (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any-time by written instruction of the Owners pursuant to
Article IV.

          (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction from the Owners as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

          (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

          Section 6.04 No Duties Except as Specified in this Agreement, the Basic Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Basic Document or in any document or written instruction received by the Owner Trustee pursuant to
Section 6.03; and no implied duties or obligations shall be read into this Agreement against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

          Section 6.05. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the owner Trustee pursuant to Section 6.03.

          Section 6.06 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VII

                         CONCERNING THE OWNER TRUSTEE

          Section 7.01 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence or
(ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Owners;

          (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Owner, other than as expressly provided for herein and in the Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Co-Owner Trustee, the Co-Administrator, the Administrator, the Seller, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Co-Owner Trustee under this Agreement or the Sale and Servicing Agreement, the Co-Administrator or the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act provided, that the Owner Trustee shall be liable for its negligence or willful misconduct in the event that it assumes the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement pursuant to Section 10.05 hereof.

          Section 7.02 Furnishing of Documents. The Owner Trustee shall furnish
(a) to the Owners promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to Noteholders promptly upon written request therefor, copies of the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement.

          Section 7.03. Representations and Warranties. (a) Wilmington Trust Company hereby represents and warrants to the Depositor, for the benefit of the Owners, that:

                    (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                    (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                    (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

          (b) U.S. Bank National Association hereby represents and warrants to the Depositor, for the benefit of the Owners, that:

                    (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                    (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                    (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Minnesota law, governmental rule or regulation governing the banking or trust powers of the co-owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

          Section 7.04 Reliance; Advice of Counsel. (a) Neither Owner Trustee nor the Co-Owner Trustee shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee or the Co-Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee or the Co-Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee or the Co-Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee and the Co-Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and neither the Owner Trustee nor the Co-Owner Trustee shall be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee or the Co-Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. Neither Owner Trustee nor the Co-Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

          Section 7.05 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

          Section 7.06. Owner Trustee Not Liable for Certificates or Home Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates and as specified in
Section 7.03) or the Notes, or of any Home Loans or related documents. Neither the Owner Trustee nor the Co-Owner Trustee shall have any responsibility or liability for or with respect to the legality, validity and enforceability of any Home Loan, or the perfection and priority of any security interest created by any Home Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Owners under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Home Loan on any computer or other record thereof; the validity of the assignment of any Home Loan to the Trust or of any intervening assignment; the completeness of any Home Loan; the performance or enforcement of any Home Loan; the compliance by the Depositor, the Seller or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee or the Co-Owner Trustee.

          Section 7.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee or the Co-Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee, the Seller and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee or the Co-Owner Trustee.

          Section 7.08. Licenses. The Co-Administrator shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                 ARTICLE VIII

                         COMPENSATION OF OWNER TRUSTEE

          Section 8.01 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Holder of the Residual Interest Certificate for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

          Section 8.02. Indemnification. (a) The Holder of the Residual Interest Certificate shall be liable as primary obligor for, and shall indemnify the Owner Trustee (in its individual and trust capacities) and the Co-Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or the Co-Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee or the Co-Owner Trustee hereunder, except only that the Holder of the Residual Interest Certificate shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Holder of the Residual Interest Certificate, which approval shall not be unreasonably withheld.

          (b) The liabilities and indemnities contained in Section 8.01 and
Section 8.02 are for the benefit of the Owner Trustee, in its individual capacity, and shall not be construed as imposing any liabilities on any Certificateholders or any affiliate thereof for any expense or liability of the Trust to third parties. The Certificateholders shall have no liabilities for the expenses of the Trust (except as provided in Section 8.01 and in this Section 8.02 with respect to the Owner Trustee in its individual capacity) and all such expenses and liabilities shall be payable solely from the assets of the Trust.

          Section 8.03 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                  ARTICLE IX

                        TERMINATION OF TRUST AGREEMENT

          Section 9.01 Termination of Trust Agreement. (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect on the earlier of: (i) the satisfaction and discharge of the Indenture pursuant to Section 4.01 of the Indenture and the termination of the Sale and Servicing Agreement pursuant to Article XI thereof; and the final distribution after proceeds of the Trust Estate in accordance with the terms of the Indenture and this Agreement; and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's). The bankruptcy, liquidation, dissolution, death or incapacity of any Owner, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) The Certificates shall be subject to an early redemption or termination at the option of the Residual Interest Certificateholder, and if the Residual Interest Certificateholder does not exercise such option within 30 days, then the Servicer in the manner and subject to the provisions of Section
11.02 of the Sale and Servicing Agreement. Notwithstanding the provisions in the Sale and Servicing Agreement, the Certificateholders may elect by a majority vote of the Outstanding Amount of the Certificates, to receive the Home Loans and other items of the Trust Estate, in lieu of cash, after all other amounts have been paid to the Noteholders, the Servicer, the Indenture Trustee, the Owner Trustee and the Co-Owner Trustee upon termination of the Sale and Servicing Agreement.

          (c) Except as provided in Sections 9.01(a) and (b), none of the Depositor, or any Owner shall be entitled to revoke or terminate the Trust.

          (d) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distributions and cancellation, shall be given by the Co-Owner Trustee or the Owner Trustee to the Certificateholders and the Rating Agencies mailed within five Business Days of receipt by the Co-Owner Trustee or the Owner Trustee of notice of such termination pursuant to
Section 9.01(a) or (b), which notice given by the Co-Owner Trustee or the Owner Trustee shall state (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Co-Owner Trustee or the Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.05 of the Sale and Servicing Agreement.

          In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Co-Owner Trustee or the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Co-owner Trustee or the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Co-Owner Trustee or the Owner Trustee to the Holder of the Residual Interest Certificates.

          (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

                                   ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

          Section 10.01 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of
Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a short-term debt rating of at least "A-1" or the equivalent by, or which is otherwise acceptable to, each Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

          Section 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator, the Co-Administrator and the Indenture Trustee. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

          If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

          Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

          Section 10.03 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

          No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

          Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to all Owners, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

          Upon acceptance of appointment by a successor Owner Trustee, such successor Owner Trustee shall file an amendment to the Certificate Trust with the Secretary of State of Delaware reflecting the change in trustee identity.

          Section 10.04 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

          Section 10.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificates under the Sale and Servicing Agreement, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

          The Owner Trustee hereby appoints the Indenture Trustee as Co-Owner Trustee for the purpose of establishing and maintaining the Certificate Distribution Account and making the distributions therefrom to the Persons entitled thereto pursuant to Section 5.06 of the Sale and Servicing Agreement. The Owner Trustee and the Co-Owner Trustee each agree that upon the occurrence and continuation of an Indenture Event of Default and a determination by the Indenture Trustee that a conflict of interest exists or will exist if the Indenture Trustee continues to act as Co-Owner Trustee, the Co-Owner Trustee shall resign and the Owner Trustee shall assume the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement and this Agreement, including without limitation, the obligations of the Co-Owner Trustee as Paying Agent pursuant to Section 3.09 hereof.

          Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee; provided that Co-Owner Trustee, in performing its duties and obligations under the Sale and Servicing Agreement, may act separately in its capacity as Co-Owner Trustee without the Owner Trustee joining in such Acts.

               (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

               (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-trustees, as if given to each of them. Every instrument appointing any separate trustee or co-trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

          Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its Agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          The Co-Owner Trustee, in its capacity as Co-Owner Trustee, shall not have any rights, duties or obligations except as expressly provided in this Agreement and the Sale and Servicing Agreement.

                                  ARTICLE XI

                                 MISCELLANEOUS

          Section 11.01 Supplements and Amendments. This Agreement may be amended by the Depositor and the Owner Trustee and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Owners or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Owners; provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder or Owner. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Owner if (i) an opinion of counsel is obtained to such effect, or (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

          This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with the prior written consent of the Indenture Trustee, the Holders of Notes evidencing more than 50% of the Outstanding Amount of the Notes, and the Holders of Notes evidencing more than 50% of the Outstanding Amount of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, the Rating Agency Condition has been satisfied by the party requesting the amendment; provided further, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Home Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Class Principal Balance of the Certificates or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes and Certificates.

          Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

          It shall not be necessary for the consent of Owners, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Owners provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

          Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

          Section 11.02 No Legal Title to Owner Trust Estate in Owners. The Owners shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Owners to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

          Section 11.03. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Owners, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          Section 11.04. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), at the following addresses: (i) if to the Owner Trustee, its Corporate Trust Office; (ii) if to the Depositor, Bear Stearns Asset Backed Securities, Inc., 245 Park Avenue, New York, New York 10167, Attention:
Asset-Backed Securities Group; (iii) if to the Co-Owner Trustee, U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101,
Attention: Corporate Trust Department; or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

          (b) Any notice required or permitted to be given to an Owner shall be given by first-class mail, postage prepaid, at the address of such Owner as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Owner receives such notice.

          Section 11.05 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 11.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 11.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

          Section 11.08. No Petition. The Owner Trustee, by entering into this Agreement, each Owner, by accepting a Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Company, the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Basic Documents.

          Section 11.09. No Recourse. Each Owner by accepting a Certificate acknowledges that such Owner's Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Seller, the Depositor, the Servicer, the Administrator, the Owner Trustee, the Co-Owner Trustee or any Affiliate thereof (other than the Trust) and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Basic Documents.

          Section 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 11.11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                        BEAR STEARNS ASSET BACKED
                                        SECURITIES, INC., Depositor



                                        By: /s/ Matthew Perkins
                                           ------------------------------
                                            Name:  Matthew Perkins
                                            Title: Managing Director


                                        WILMINGTON TRUST COMPANY,
                                           as Owner Trustee



                                        By: /s/ Norma P. Closs
                                            ----------------------------
                                            Name:  Norma P. Closs
                                            Title: Vice President


                                        U.S. BANK NATIONAL ASSOCIATION, not in
                                         its individual capacity but solely as
                                         Co-Owner Trustee



                                        By: /s/ Donna L. Nordstrom
                                            ----------------------------
                                            Name:  Donna L. Nordstrom
                                            Title: Assistant Vice President


                                   EXHIBIT A

                        Form of Class A-IO Certificate

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 3.14 OF THE TRUST AGREEMENT. THIS CERTIFICATE IS ISSUED IN THE PERCENTAGE INTEREST SET FORTH BELOW.

THE INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A U.S. PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, THE DEPOSITOR, AN AFFILIATE THEREOF, UNITED NATIONAL BANK OR AN AFFILIATE THEREOF) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a) OF THE CODE; (II) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (III) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR A CERTIFICATE STATING THAT SUCH TRANSFEREE (A) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS CERTIFICATE; (B) IS NOT AN ENTITY THAT WILL HOLD THIS CERTIFICATE AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; AND
(C) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT ITS PERCENTAGE INTEREST OF THE TAXABLE INCOME RELATING TO THIS CERTIFICATE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE OWNER TRUSTEE, THE CO-OWNER TRUSTEE, THE INDENTURE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.

PRINCIPAL SHALL NOT BE PAYABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE NOTIONAL AMOUNT SPECIFIED HEREIN. EXCEPT AS SET FORTH IN THE TRUST AGREEMENT, HOLDERS OF CLASS A-I0 CERTIFICATES HAVE NO VOTING RIGHTS UNDER THE TRUST AGREEMENT.

                 UNITED NATIONAL HOME LOAN OWNER TRUST 1999-1

                     CLASS A-IO ASSET-BACKED CERTIFICATES

Original Notional Balance of the Class A-IO                Percentage Interest:
Certificates: $

Interest Rate: Variable

evidencing a fractional undivided interest in United National Home Loan Owner Trust 1999-1 (the "Issuer" or the "Trust"), the property of which consists primarily of the Home Loans.

This Certificate is payable solely from the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Owner Trustee, the Co-Owner Trustee, the Indenture Trustee, the Servicer or any of their respective Affiliates. This Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Issuer, the Owner Trustee, the Co-Owner Trustee, the Indenture Trustee, the Servicer or any of their respective Affiliates. None of the Depositor, the Seller, the Owner Trustee, the Indenture Trustee, the Servicer or any of their respective Affiliates will have any obligation with respect to any Certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that __________________ is the registered owner of the Percentage Interest of the Class Notional Balance evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, which consists primarily of the Home Loans. The Trust is governed by a trust agreement dated as of March 1, 1999 (the "Trust Agreement"), among the Depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and U.S. Bank National Association, as co-owner trustee (the "Co-Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the indenture dated as of March 1, 1999 (the "Indenture"), between the Issuer and the U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). The Holder hereof is entitled to receive distributions of interest distributable, if any, on this Certificate. This Class of Certificates bears interest on its outstanding Class Notional Balance at a variable Interest Rate as set forth in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Certificateholder is bound.

Pursuant to the terms of the Trust Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the immediately succeeding Business Day (each, a "Payment Date"), commencing in April 1999, to the Person in the name of which this Certificate is registered at the close of business on the last day (or if such day is not a Business Day, the immediately preceding Business Day) of the month immediately preceding the month of such distribution (each, a "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Percentage Interest stated on the face hereon) of the amount of interest required to be distributed to Class A-IO Certificateholders on such Payment Date. Distributions on this Certificate will be made as provided in the Trust Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for such purpose in The City of New York. The Class Notional Balance hereof will change to the extent provided in the Trust Agreement and the other Basic Documents.

          (a) No transfer of a Certificate shall be made to any Person unless the Owner Trustee has received a certificate from the transferee, substantially in the form of Exhibit G to the Trust Agreement, to the effect that such transferee (i) is a United States person within the meaning of Section 7701(a) of the Code, (ii) is not a person which is an employee benefit plan, trust or account subject to Title I of ERISA or Section 4975 of the Code or a governmental plan, defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "Plan") and (iii) is not an entity, including an insurance company separate account or general account, whose underlying assets include Plan assets by reason of a Plan's investment in the entity.

Each Certificateholder, by its acceptance of a Certificate, agrees that it will look solely to funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder, and that the Owner Trustee in its individual capacity is not personally liable to any Certificateholder for any amount payable under any Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or other Proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any other Basic Document.

The Trust Agreement may be amended by the Depositor, the Owner Trustee and the Co-Owner Trustee and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Certificateholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in the Trust Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder or Certificateholder.

The Trust Agreement also permits the amendment from time to time by the Depositor, the Owner Trustee and the Co-Owner Trustee, with the prior written consent of the Indenture Trustee, the Holders of Notes evidencing more than 50% of the Outstanding Amount of the Notes, and the Holders of Certificates evidencing more than 50% of the Outstanding Class Principal Balance of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, the Rating Agency Condition has been satisfied by the party requesting the amendment; provided further, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Home Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Class Principal Balance of the Certificates or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes and Certificates.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing a like aggregate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Indenture Trustee.

The Class A-IO Certificates are issuable only in minimum Percentage Interests of 20%. As provided in the Trust Agreement and subject to certain limitations set forth therein, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Certificateholder surrendering the same. This Certificate is issued in the Percentage Interest set forth above. Except as provided in the Trust Agreement, the Class A-IO Certificates have no voting rights under the Trust Agreement.

No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith. The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the foregoing may treat the Person in the name of which this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Co-Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

The Trust Agreement (other than Article IX thereof) and the Trust shall terminate and be of no further force or effect upon the satisfaction and discharge of the Indenture and the termination of the Sale and Servicing Agreement and final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Trust Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (i) operate to terminate the Trust Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to pursue any Proceeding for a partition or winding up of all or any part of the Trust or the Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties thereto. Notwithstanding any other provision of the Trust Agreement, in no event will the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Trust Agreement.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.





IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

                            UNITED NATIONAL HOME LOAN OWNER TRUST 1999-1


                            By: WILMINGTON TRUST COMPANY, not in
                                 its individual capacity but solely as Owner
                                 Trustee



                            By:______________________________
                                 Authorized Signatory



                            Dated: March __, 1999



                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates designated above and referred to in the within-mentioned Trust Agreement.

                             WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee,


                             By:___________________________________
                                   Authorized Signatory


                             or____________________________________
                               as Authenticating Agent of the Trust


                             By:___________________________________
                                   Authorized Signatory





                                  ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                       PLEASE INSERT SOCIAL SECURITY OR
                     OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer such Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

_________________________________*/
Signature Guaranteed:


_________________________________*/

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.





                           DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Paying Agent:

Distribution shall be made by wire transfer in immediately available funds to for the account of ___________, account number ___________, or, if mailed by check, to _________.

Applicable statements should be mailed to __________.



                                 By:______________________________
                                    Signature of assignee or agent
                                    (for authorization of wire
                                    transfer only)





                                   EXHIBIT B

                        FORM OF CLASS B-__ CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AND TO CERTAIN OTHER CLASSES OF CERTIFICATES AS DESCRIBED IN THE TRUST AGREEMENT.

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 3.14 OF THE TRUST AGREEMENT. THIS CERTIFICATE IS ISSUED IN THE PERCENTAGE INTEREST SET FORTH BELOW.

THE INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A U.S. PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, THE DEPOSITOR, AN AFFILIATE THEREOF, UNITED NATIONAL BANK OR AN AFFILIATE THEREOF) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a) OF THE CODE; (II) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (III) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR A CERTIFICATE STATING THAT SUCH TRANSFEREE (A) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS CERTIFICATE; (B) IS NOT AN ENTITY THAT WILL HOLD THIS CERTIFICATE AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; AND (C) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT ITS PERCENTAGE INTEREST OF THE TAXABLE INCOME RELATING TO THIS CERTIFICATE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE OWNER TRUSTEE, THE CO-OWNER TRUSTEE, THE INDENTURE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.

No.
Class Principal Balance:
First Payment Date:                          Percentage Interest: %
Final Scheduled Payment Date:
Interest Rate:

                 UNITED NATIONAL HOME LOAN OWNER TRUST 1999-1

                     CLASS B-__ ASSET-BACKED CERTIFICATES

evidencing a fractional undivided interest in United National Home Loan Owner Trust 1999-1 (the "Issuer" or the "Trust"), the property of which consists primarily of the Home Loans.

This Certificate is payable solely from the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Owner Trustee, the Co-Owner Trustee, the Indenture Trustee, the Servicer or any of their respective Affiliates. This Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Issuer, the Owner Trustee, the Co-Owner Trustee, the Indenture Trustee, the Servicer or any of their respective Affiliates. None of the Depositor, the Seller, the Owner Trustee, the Indenture Trustee, the Servicer or any of their respective Affiliates will have any obligation with respect to any Certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that __________________ is the registered owner of the Percentage Interest of the Class Principal Balance evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, which consists primarily of the Home Loans. The Trust is governed by a trust agreement dated as of March 1, 1999 (the "Trust Agreement"), among the Depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and U.S. Bank National Association, as co-owner trustee (the "Co-Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the indenture dated as of March 1, 1999 (the "Indenture"), between the Issuer and the U.S. Bank National Association, as indenture trustee (the "indenture Trustee"). The Holder hereof is entitled to receive distributions of principal and interest distributable, if any, on this Certificate. This Class of Certificate bears interest on its outstanding Class Principal Balance at the Interest Rate set forth above as set forth in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Certificateholder is bound.

Pursuant to the terms of the Trust Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the immediately succeeding Business Day (each, a "Payment Date"), commencing in April 1999, to the Person in the name of which this Certificate is registered at the close of business on the last day (or if such day is not a Business Day, the immediately preceding Business Day) of the month immediately preceding the month of such distribution (each, a "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Percentage Interest stated on the face hereon) of the amount, if any, required to be distributed to Class B-__ Certificateholders on such Payment Date. Distributions on this Certificate will be made as provided in the Trust Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for such purpose in The City of New York. The Certificate Balance hereof will change to the extent of the distributions allocable to principal or as otherwise provided in the Trust Agreement or the other Basic Documents. Further, the Class Principal Balance of the Class B-__ Certificates may be reduced by the application of Allocable Loss Amounts as provided in the Sale and Servicing Agreement.

          (b) No transfer of a Certificate shall be made to any Person unless the Owner Trustee has received a certificate from the transferee, substantially in the form of Exhibit G to the Trust Agreement, to the effect that such transferee (i) is a United States person within the meaning of Section 7701(a) of the Code, (ii) is not a person which is an employee benefit plan, trust or account subject to Title I of ERISA or Section 4975 of the Code or a governmental plan, defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "Plan") and (iii) is not an entity, including an insurance company separate account or general account, whose underlying assets include Plan assets by reason of a Plan's investment in the entity.

Each Certificateholder, by its acceptance of a Certificate, agrees that it will look solely to funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder, and that the Owner Trustee in its individual capacity is not personally liable to any Certificateholder for any amount payable under any Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture and to such rights of certain other Classes of Certificates as set forth in the Trust Agreement.

Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or other Proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any other Basic Document.

The Trust Agreement may be amended by the Depositor, the Owner Trustee and the Co-Owner Trustee and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Certificateholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in the Trust Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder or Certificateholder.

The Trust Agreement also permits the amendment from time to time by the Depositor, the Owner Trustee and the Co-Owner Trustee, with the prior written consent of the Indenture Trustee, the Holders of Notes evidencing more than 50% of the Outstanding Amount of the Notes, and the Holders of Certificates evidencing more than 50% of the Outstanding Class Principal Balance of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, the Rating Agency Condition has been satisfied by the party requesting the amendment; provided further, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Home Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Class Principal Balance of the Certificates or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes and Certificates.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing a like aggregate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Indenture Trustee.

The Certificates (other than the Class A-IO and the Residual Interest Certificates) are issuable only in minimum denominations of $250,000 and in integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations set forth therein, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Certificateholder surrendering the same. This Certificate is issued in the Percentage Interest set forth above.

No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith. The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the foregoing may treat the Person in the name of which this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Co-Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

The Trust Agreement (other than Article IX thereof) and the Trust shall terminate and be of no further force or effect upon the satisfaction and discharge of the Indenture and the termination of the Sale and Servicing Agreement and final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Trust Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (i) operate to terminate the Trust Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to pursue any Proceeding for a partition or winding up of all or any part of the Trust or the Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties thereto. Notwithstanding any other provision of the Trust Agreement, in no event will the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Trust Agreement.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.





IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                   UNITED NATIONAL HOME LOAN OWNER TRUST 1999-1


                                   By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as Owner
                                        Trustee



Dated: March ___, 1999              By:_____________________________________
                                             Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By:______________________________________
     Authorized Signatory

or ______________________________________
     as Authenticating Agent of the Trust


By:______________________________________
          Authorized Signatory





                                  ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                       PLEASE INSERT SOCIAL SECURITY OR
                     OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)



the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer such Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:


_____________________________*/
Signature Guaranteed:


_____________________________*/

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.





                           DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Paying Agent:

Distribution shall be made by wire transfer in immediately available funds to for the account of ___________, account number ___________, or, if mailed by check, to _________.

Applicable statements should be mailed to __________.



                                   By:_________________________________
                                        Signature of assignee or agent
                                        (for authorization of wire
                                        transfer only)







                                   EXHIBIT C

                     FORM OF RESIDUAL INTEREST CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AND TO THE OTHER CLASSES OF CERTIFICATES AS DESCRIBED IN THE TRUST AGREEMENT.

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 3.14 OF THE TRUST AGREEMENT. THIS CERTIFICATE IS ISSUED IN THE PERCENTAGE INTEREST SET FORTH BELOW.

THE INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A U.S. PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, THE DEPOSITOR, AN AFFILIATE THEREOF, UNITED NATIONAL BANK OR AN AFFILIATE THEREOF) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a) OF THE CODE; (II) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND
(III) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR A CERTIFICATE STATING THAT SUCH TRANSFEREE (A) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS CERTIFICATE; (B) IS NOT AN ENTITY THAT WILL HOLD THIS CERTIFICATE AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; AND
(C) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT ITS PERCENTAGE INTEREST OF THE TAXABLE INCOME RELATING TO THIS CERTIFICATE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE OWNER TRUSTEE, THE CO-OWNER TRUSTEE, THE INDENTURE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.

No.
First Payment Date:                          Percentage Interest: ___%
Final Scheduled Payment Date:

                 UNITED NATIONAL HOME LOAN OWNER TRUST 1999-1

                         RESIDUAL INTEREST CERTIFICATE

evidencing a fractional undivided interest in United National Home Loan Owner Trust 1999-1 (the "Issuer" or the "Trust"), the property of which consists primarily of the Home Loans.

This Certificate is payable solely from the Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Owner Trustee, the Co-Owner Trustee, the Indenture Trustee, the Servicer or any of their respective Affiliates. This Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Issuer, the Owner Trustee, the Co-Owner Trustee, the Indenture Trustee, the Servicer or any of their respective Affiliates. None of the Depositor, the Seller, the Owner Trustee, the Indenture Trustee, the Servicer or any of their respective Affiliates will have any obligation with respect to any Certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that __________________ is the registered owner of the entire Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, which consists primarily of the Home Loans. The Trust is governed by a trust agreement dated as of March 1, 1999 (the "Trust Agreement"), among the Depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and U.S. Bank National Association, as co-owner trustee (the "Co-Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the indenture dated as of March 1, 1999 (the "Indenture"), between the Issuer and the U.S. Bank National Association, as indenture trustee (the "indenture Trustee"). The Holder hereof is entitled to receive distributable amounts, if any, on this Certificate. This Certificate does not bear interest and does not have a Class Principal Balance. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Certificateholder is bound.

Pursuant to the terms of the Trust Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the immediately succeeding Business Day (each, a "Payment Date"), commencing in April 1999, to the Person in the name of which this Certificate is registered at the close of business on the last day (or if such day is not a Business Day, the immediately preceding Business Day) of the month immediately preceding the month of such distribution (each, a "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Percentage Interest stated on the face hereon) of the amount, if any, required to be distributed to the Residual Interest Certificateholder on such Payment Date. Distributions on this Certificate will be made as provided in the Trust Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for such purpose in The City of New York.

          (c) No transfer of a Certificate shall be made to any Person unless the Owner Trustee has received a certificate from the transferee, substantially in the form of Exhibit G to the Trust Agreement, to the effect that such transferee (i) is a United States person within the meaning of Section 7701(a) of the Code, (ii) is not a person which is an employee benefit plan, trust or account subject to Title I of ERISA or Section 4975 of the Code or a governmental plan, defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "Plan") and (iii) is not an entity, including an insurance company separate account or general account, whose underlying assets include Plan assets by reason of a Plan's investment in the entity.

Each Certificateholder, by its acceptance of a Certificate, agrees that it will look solely to funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder, and that the Owner Trustee in its individual capacity is not personally liable to any Certificateholder for any amount payable under any Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture and to such rights of the other Classes of Certificates as set forth in the Trust Agreement.

Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or other Proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any other Basic Document.

The Trust Agreement may be amended by the Depositor, the Owner Trustee and the Co-Owner Trustee and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Certificateholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in the Trust Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder or Certificateholder.

The Trust Agreement also permits the amendment from time to time by the Depositor, the Owner Trustee and the Co-Owner Trustee, with the prior written consent of the Indenture Trustee, the Holders of Notes evidencing more than 50% of the Outstanding Amount of the Notes, and the Holders of Certificates evidencing more than 50% of the Outstanding Class Principal Balance of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, the Rating Agency Condition has been satisfied by the party requesting the amendment; provided further, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Home Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Class Principal Balance of the Certificates or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes and Certificates.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing a like aggregate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Indenture Trustee.

This Residual Interest Certificate is issuable only as a single certificate evidencing a 100% Percentage Interest herein. As provided in the Trust Agreement and subject to certain limitations set forth therein, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Certificateholder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith. The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the foregoing may treat the Person in the name of which this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Co-Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

The Trust Agreement (other than Article IX thereof) and the Trust shall terminate and be of no further force or effect upon the satisfaction and discharge of the Indenture and the termination of the Sale and Servicing Agreement and final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Trust Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (i) operate to terminate the Trust Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to pursue any Proceeding for a partition or winding up of all or any part of the Trust or the Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties thereto. Notwithstanding any other provision of the Trust Agreement, in no event will the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of the Trust Agreement.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.






IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                              UNITED NATIONAL HOME LOAN OWNER TRUST 1999-1

                              By: Wilmington Trust Company, not in its
                                  individual capacity but solely as Owner
                                  Trustee under the Trust Agreement



                              By: ______________________________________
                                    Authorized Signatory


                              DATED: March __, 1999


                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By:______________________________________
     Authorized Signatory


or ______________________________________
     as Authenticating Agent of the Trust


By:______________________________________
          Authorized Signatory





                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:_____________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:



_____________________________________________________________________________
                    (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________________*/

Signature Guaranteed:

__________________________________*/

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.





                           DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Paying Agent:

Distribution shall be made by wire transfer in immediately available funds to for the account of ___________, account number ___________, or, if mailed by check, to _________.

Applicable statements should be mailed to __________.



                                   By:__________________________________
                                        Signature of assignee or agent
                                        (for authorization of wire
                                        transfer only)





                                   EXHIBIT D

                            CERTIFICATE OF TRUST OF
                  UNITED NATIONAL HOME LOAN OWNER TRUST 1999-1

THIS Certificate of Trust of United National Home Loan Owner Trust 1999-1 (the "Trust"), is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.) (the "Act").

     1. Name. The name of the business trust formed hereby is United National Home Loan Owner Trust 1999-1.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.
     Attention: Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective on March 26, 1999.

IN WITNESS WHEREOF, the undersigned, has duly executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                        Wilmington Trust Company,


                                        not in its individual
                                        capacity but solely as
                                        Owner Trustee under a Trust
                                        Agreement dated as of March 1, 1999.



                                        By:________________________________
                                             Name:
                                             Title:






                                   EXHIBIT E

                                   [RESERVED]







                                   EXHIBIT F1

                           FORM OF INVESTMENT LETTER



                               _________________
                                     [date]


UNITED NATIONAL BANK                  U.S. Bank National Association
                                      180 E. Fifth Street
                                      St. Paul, Minnesota 55101
                                      Attention: Corporate Trust Administration

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Attention: Corporate Trust Administration

Re: United National Home Loan Owner Trust 1999-1 (the "Issuer")
          Asset Backed Securities, Series 1999-1

Ladies and Gentlemen:

Reference is hereby made to the Trust Agreement (the "Trust Agreement") among Bear Stearns Asset Backed Securities, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee, and U.S. Bank, National Association, as Co-Owner Trustee, dated as of March 1, 1999. This letter is delivered to you in connection with the transfer of the [Class __][Residual Interest] Certificate (the "Certificates") by ____________________________________ (the "Transferor")
to (the "Transferee") and in accordance with Section 3.14(d) of the Trust Agreement. Capitalized terms used but not defined herein have the meanings set forth in the Trust Agreement.

The undersigned, on behalf of and as an officer of the Transferee, HEREBY CERTIFIES as follows:

1. The undersigned (a) is a duly authorized officer of the Transferee, and the Transferee is an entity that is duly organized and existing under the laws of the jurisdiction of formation, (b) is duly authorized to purchase the Certificates and its purchase of investments having the characteristics of the Certificates is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor, and (c) understands that each holder of a Certificate, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Trust Agreement.

2. The Transferee hereby acknowledges that no transfer of the Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, or is made in accordance with the Securities Act and such laws.

3. The Transferee understands that the Certificate has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller thereof reasonably believes is (A) a qualified institutional buyer (as defined in Rule 144A under the Securities Act) or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States. The Transferee understands that the Residual Interest Certificate bears a legend to the foregoing effect.

4. The Transferee understands that such Certificates have not been registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only (A) pursuant to a Registration Statement which has been declared effective under the Securities Act, or (B) for so long as such Certificates are eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom the seller reasonably believes is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act that is purchasing such Certificates for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, in each case in compliance with the requirements of the Trust Agreement. It also understands that an employee benefit plan subject to ERISA or Section 4975 of the Code, and entities using the assets of any such employee benefit plan, are prohibited from acquiring the Certificates (except to the extent that an exemption from such prohibition is available, as described herein).

                    (i) 5. The Transferee understands that each Certificate bears a legend to the following effect:

          THE INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, THE DEPOSITOR, AN AFFILIATE THEREOF, UNITED NATIONAL BANK OR AN AFFILIATE THEREOF) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

          NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a) OF THE CODE, (II) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (III) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

          THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR A CERTIFICATE STATING THAT SUCH TRANSFEREE (A) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS CERTIFICATE; (B) IS NOT AN ENTITY THAT WILL HOLD THIS CERTIFICATE AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; AND (C) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT ITS PERCENTAGE INTEREST OF THE TAXABLE INCOME RELATING TO THIS CERTIFICATE.

6. The Transferee is acquiring the Certificate for its own account for investment and not with a view to offer, sell or distribute the Certificate in any manner that would violate Section 5 of the Securities Act or any applicable state securities laws.

7. The Transferee is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act, and is aware that the Transferor of the Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act.

8. The Transferee will not authorize nor has it authorized any person to make any public offering or general solicitation by means of general advertising or to take any other action that would constitute a sale or distribution of the Certificate under the Securities Act, in violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto.

9. If the Transferee sells or otherwise transfers the registered ownership of such Certificate, the Transferee will comply with the restrictions and requirements with respect to the transfer of the ownership of the Certificate under the applicable provisions of the Trust Agreement, and the Transferee will obtain from any subsequent purchaser or transferee substantially the same certifications, representations, warranties and covenants as required under the Trust Agreement in connection with such subsequent sale or transfer thereof, including a certificate substantially in the form hereof.

10. The Transferee hereby indemnifies each of the Issuer, the Indenture Trustee and the Transferee Trustee against any liability that may result if the Transferee's transfer of a Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Issuer, the Transferee Trustee and the Indenture Trustee shall survive the termination of the Trust Agreement.

11. The Transferee hereby consents to any amendments to the Trust Agreement as may be required to effectuate further the restrictions on transfer of the Certificate to Book-Entry Nominees set forth in the Trust Agreement.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its duly authorized signatory as of the date first set forth above.

                                             [NAME OF TRANSFEREE]




                                             By:____________________________
                                                  Name:
                                                  Title:






                                   EXHIBIT F2

                           FORM OF INVESTMENT LETTER

[DATE]

UNITED NATIONAL BANK                  U.S. Bank National Association
                                      180 E. Fifth Street
                                      St. Paul, Minnesota 55101
                                      Attention: Corporate Trust Administration

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Re: United National Home Loan Owner Trust 1999-1 (the "Issuer")
          Asset Backed Securities, Series 1999-1

Ladies and Gentlemen:

Reference is hereby made to the Trust Agreement (the "Trust Agreement") among Bear Stearns Asset Backed Securities, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee, and U.S. Bank, National Association, as Co-Owner Trustee, dated as of March 1, 1999. This letter is delivered to you in connection with the transfer of the [Class __][Residual Interest] Certificate (the "Certificates") by ____________________________________ (the "Transferor")
to (the "Transferee") and in accordance with Section 3.14(d) of the Trust Agreement. Capitalized terms used but not defined herein have the meanings set forth in the Trust Agreement.

The undersigned, on behalf of and as an officer of the Transferee, HEREBY CERTIFIES as follows:

1. The undersigned (a) is a duly authorized officer of the Transferee, and the Transferee is an entity that is duly organized and existing under the laws of the jurisdiction of formation, (b) is duly authorized to purchase the Certificates and its purchase of investments having the characteristics of the Certificates is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor, and (c) understands that each holder of a Certificate, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Trust Agreement.

2. The Transferee hereby acknowledges that no transfer of the Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, or is made in accordance with the Securities Act and such laws.

3. The Transferee understands that the Certificate has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller thereof reasonably believes is (A) a qualified institutional buyer (as defined in Rule 144A under the Securities Act) or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States. The Transferee understands that the Residual Interest Certificate bears a legend to the foregoing effect.

4. The Transferee understands that such Certificates have not been registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only (A) pursuant to a Registration Statement which has been declared effective under the Securities Act, or (B) for so long as such Certificates are eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom the seller reasonably believes is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act that is purchasing such Certificates for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, in each case in compliance with the requirements of the Trust Agreement. It also understands that an employee benefit plan subject to ERISA or Section 4975 of the Code, and entities using the assets of any such employee benefit plan, are prohibited from acquiring the Certificates (except to the extent that an exemption from such prohibition is available, as described herein).

               (ii) 5. The Transferee understands that each Certificate bears a legend to the following effect:

                    THE INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, THE DEPOSITOR, AN AFFILIATE THEREOF, UNITED NATIONAL BANK OR AN AFFILIATE THEREOF) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

                    NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a) OF THE CODE, (II) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (III) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

                    THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR A CERTIFICATE STATING THAT SUCH TRANSFEREE (A) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS CERTIFICATE; (B) IS NOT AN ENTITY THAT WILL HOLD THIS CERTIFICATE AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; AND (C) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT ITS PERCENTAGE INTEREST OF THE TAXABLE INCOME RELATING TO THIS CERTIFICATE.

6. The Transferee is acquiring the Certificate for its own account for investment and not with a view to offer, sell or distribute the Certificate in any manner that would violate Section 5 of the Securities Act or any applicable state securities laws.

7. The Transferee is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act, and is aware that the Transferor of the Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act.

8. The Transferee will not authorize nor has it authorized any person to make any public offering or general solicitation by means of general advertising or to take any other action that would constitute a sale or distribution of the Certificate under the Securities Act, in violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto.

9. If the Transferee sells or otherwise transfers the registered ownership of such Certificate, the Transferee will comply with the restrictions and requirements with respect to the transfer of the ownership of the Certificate under the applicable provisions of the Trust Agreement, and the Transferee will obtain from any subsequent purchaser or transferee substantially the same certifications, representations, warranties and covenants as required under the Trust Agreement in connection with such subsequent sale or transfer thereof, including a certificate substantially in the form hereof.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its duly authorized signatory as of the date first set forth above.


                                             [NAME OF TRANSFEREE]



                                             By:__________________________
                                                  Name:
                                                  Title:





                                   EXHIBIT G

                        FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

The undersigned, being first duly sworn, deposes and says as follows:

     1.  The  undersigned  is  the  ____________  of   __________________   (the
"Investor"), a [corporation duly organized] and existing under the laws of ___________________, on behalf of which he makes this affidavit.

     2. The Investor either (i) is not a person which is an employee benefit plan, trust or account subject to Title I of ERISA or Section 4975 of the Code or a governmental plan, defined in section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "Plan") or
(ii) is not an entity, including an insurance company separate account or general account, whose underlying assets include Plan assets by reason of a Plan's investment in the entity.

     3. The Investor hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") among Bear Stearns Asset-Backed Securities, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, as co-owner trustee, dated as of March 1, 1999, no transfer of the Certificates (as defined in the Agreement) shall be permitted to be made to any person unless the Seller and Owner Trustee have received a certificate from such transferee in the form hereof.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of ______________________, 199___.


                                             [Investor]



                                             By:__________________________
                                                  Name: